UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

April 19, 2016

MARINUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170 N Radnor Chester Rd, Suite 250 Radnor, PA 19087	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 801-4670

Three Radnor Corporate Center

100 Matsonford Road, Suite 304

Radnor, PA 19087

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On April 19, 2016, Marinus Pharmaceuticals, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders.  At the meeting, the shareholders voted on: (1) the election of two Class II directors and (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.  The voting results on these proposals were as follows:

Proposal 1:  Election of Two Class II Directors

Director	Votes For	Withheld	Broker Non-votes
Anand Mehra, M.D.	13,818,790	49,200	2,499,859

Nicole Vitullo	10,820,573	3,047,417	2,499,859

Proposal 2:  Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountant firm for the year ending December 31, 2016

Votes For	Votes Against	Abstentions
16,253,995	89,518	24,336

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

By:	/s/ Edward Smith
Edward Smith,
Vice President, Chief Financial Officer,
Secretary and Treasurer

Date:  April 21, 2016